Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Big Sky Industrial Inc. (the “Company”) for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Ryan L. Smith, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, at the dates and for the periods indicated.

Date: August 11, 2026

By:	/s/ Ryan L. Smith
Ryan L. Smith
Chief Executive Officer (Principal Executive Officer)